UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 1, 2005
Date of Report (Date of Earliest Event Reported)

The China Fund, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	811-05749 (Commission File Number)	000000000 (IRS Employer Identification Number)

225 Franklin Street, Boston, Massachusetts		02110
(Address of Principal Executive Offices)		(Zip Code)

1(888) 246-2255
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communication pursuant to Rule 425 under the Securities Act

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01. Regulation FD Disclosure.

     Pursuant to Regulation FD Rules 100-103, The China Fund, Inc. (the “Fund”) furnishes the monthly Insight report of the Fund’s Listed Investment Manager.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99	Monthly Insight Report of the Fund’s Listed Investment Manager

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2005

By:	/s/	Mary Moran Zeven

Name: Title:		Mary Moran Zeven Secretary

EXHIBIT INDEX

Exhibit No.	Description
99	Monthly Insight Report of the Fund’s Listed Investment Manager